SUPPLEMENT TO THE PROSPECTUS

OF

EVERGREEN DOMESTIC EQUITY FUNDS I

I.              Evergreen Growth Fund (the “Fund”)

                Effective January 31, 2008, Class C shares will only be available for purchase by existing shareholders of the Fund.   It is anticipated that, in January 2008, the Fund will suspend payments under the distribution plan attributable to its Class C shares in accordance with regulatory requirements applicable to the Fund's distributor.   It is not certain that the suspension will in fact be required, the precise date when it might first go into effect, or for how long it will be in effect; for this reason, investors should assume that their investments in Class C shares will be subject to the full amount of fees contemplated by the distribution plan.   The 0.25% service fee will continue to be assessed to Class C shares of the Fund.  Evergreen is considering proposing various options, such as converting Class C shares of the Fund into Class A shares of the Fund.  Deferred sales charges applicable to redemptions by Class C shareholders of the Fund will continue to be imposed.

January 14, 2008	581385 (1/08)